EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2015

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–12
Consumer & Business Banking	13
Mortgage Banking	14–16
Card, Commerce Solutions & Auto	17–18
Corporate & Investment Bank	19–21
Commercial Banking	22–23
Asset Management	24–26
Corporate	27–28

Credit-Related Information	29–32

Non-GAAP Financial Measures	33
Glossary of Terms (a)

(a)
Refer to the Glossary of Terms on pages 309–313 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”) and the Glossary of Terms and Line of Business Metrics on pages 156–162 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q15 Change					2015 Change
SELECTED INCOME STATEMENT DATA	2Q15		1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015		2014	2014
Reported Basis
Total net revenue	$23,812		$24,066	$22,750	$24,469	$24,678	(1)%	(4)%	$47,878		$47,893	—%
Total noninterest expense	14,500		14,883	15,409	15,798	15,431	(3)	(6)	29,383		30,067	(2)
Pre-provision profit	9,312		9,183	7,341	8,671	9,247	1	1	18,495		17,826	4
Provision for credit losses	935		959	840	757	692	(3)	35	1,894		1,542	23
NET INCOME	6,290		5,914	4,931	5,565	5,980	6	5	12,204		11,249	8

Managed Basis (a)
Total net revenue	24,531		24,820	23,549	25,146	25,337	(1)	(3)	49,351		49,190	—
Total noninterest expense	14,500		14,883	15,409	15,798	15,431	(3)	(6)	29,383		30,067	(2)
Pre-provision profit	10,031		9,937	8,140	9,348	9,906	1	1	19,968		19,123	4
Provision for credit losses	935		959	840	757	692	(3)	35	1,894		1,542	23
NET INCOME	6,290		5,914	4,931	5,565	5,980	6	5	12,204		11,249	8

EARNINGS PER SHARE DATA
Net income: Basic	$1.56		$1.46	$1.20	$1.37	$1.47	7	6	$3.02		$2.76	9
Diluted	1.54		1.45	1.19	1.35	1.46	6	5	2.99		2.74	9
Average shares: Basic	3,707.8		3,725.3	3,730.9	3,755.4	3,780.6	—	(2)	3,716.6		3,783.9	(2)
Diluted	3,743.6		3,757.5	3,765.2	3,788.7	3,812.5	—	(2)	3,750.5		3,818.1	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$250,581		$224,818	$232,472	$225,188	$216,725	11	16	$250,581		$216,725	16
Common shares at period-end	3,698.1		3,711.1	3,714.8	3,738.2	3,761.3	—	(2)	3,698.1		3,761.3	(2)
Closing share price (b)	$67.76		$60.58	$62.58	$60.24	$57.62	12	18	$67.76		$57.62	18
Book value per share	58.49		57.77	56.98	56.41	55.44	1	6	58.49		55.44	6
Tangible book value per share (c)	46.13		45.45	44.60	44.04	43.08	1	7	46.13		43.08	7
Cash dividends declared per share	0.44	(g)	0.40	0.40	0.40	0.40	10	10	0.84	(g)	0.78	8

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	11%		11%	9%	10%	11%			11%		11%
Return on tangible common equity (“ROTCE”) (c)	14		14	11	13	14			14		14
Return on assets	1.01		0.94	0.78	0.90	0.99			0.97		0.94

High quality liquid assets (“HQLA”) (in billions) (e)	$532		$614	$600	$572	$576			$532		$576

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	11.1%	(h)	10.7%	10.2%	10.2%	9.8%			11.1%	(h)	9.8%
Tier 1 capital ratio	12.8	(h)	12.1	11.6	11.5	11.0			12.8	(h)	11.0
Total capital ratio	14.3	(h)	13.7	13.1	12.8	12.5			14.3	(h)	12.5

Note: Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit, which impacted the Corporate & Investment Bank (“CIB”). As a result of the adoption of this new guidance, the Firm made an accounting policy election to amortize the initial cost of its qualifying investments in proportion to the tax credits and other benefits received, and to present the amortization as a component of income tax expense (previously such amounts were predominantly presented in other income). The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. The cumulative effect on retained earnings was a reduction of $321 million as of January 1, 2014; and the amount of amortization of such investments reported in income tax expense under the current period presentation was $281 million, $274 million, $270 million, $268 million, and $267 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $555 million and $531 million for the six months ended June 30, 2015, and 2014, respectively. For additional information on the impact to the effective tax rate as a result of this adoption, see page 4. The impact on net income and earnings per share in prior periods was not material. The adoption of the guidance did not materially change the Firm’s results of operations on a managed basis as the Firm had previously presented and will continue to present the revenue from such investments on a fully taxable-equivalent ("FTE") basis for purposes of managed basis reporting.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 33.

(d)	Ratios are based upon annualized amounts.

(e)
HQLA represents the Firm’s estimate of the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule (“U.S. LCR”) for 2Q15, 1Q15, 4Q14, and 3Q14, and in the Basel III Liquidity Coverage Ratio (“Basel III LCR”) for 2Q14. For additional information on HQLA and LCR, see pages 156-157 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2014, and page 64 of JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015.

(f)	Ratios presented are calculated under Basel III Advanced Transitional. See footnote (a) on page 9 for additional information on Basel III.

(g)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,449,599	$2,577,148	$2,572,773	$2,526,655	$2,519,995	(5)%	(3)%	$2,449,599	$2,519,995	(3)%
Loans:
Consumer, excluding credit card loans	318,286	305,215	295,374	288,860	289,178	4	10	318,286	289,178	10
Credit card loans	126,025	123,257	131,048	126,959	126,129	2	—	126,025	126,129	—
Wholesale loans	346,936	335,713	330,914	327,438	331,676	3	5	346,936	331,676	5
Total Loans	791,247	764,185	757,336	743,257	746,983	4	6	791,247	746,983	6
Core loans (a)	674,767	641,285	628,785	607,617	603,440	5	12	674,767	603,440	12

Deposits:
U.S. offices:
Noninterest-bearing	432,052	441,245	437,558	440,067	417,607	(2)	3	432,052	417,607	3
Interest-bearing	611,438	644,228	643,350	619,595	623,781	(5)	(2)	611,438	623,781	(2)
Non-U.S. offices:
Noninterest-bearing	21,777	18,484	19,078	19,134	17,757	18	23	21,777	17,757	23
Interest-bearing	222,065	263,930	263,441	255,738	260,606	(16)	(15)	222,065	260,606	(15)
Total deposits	1,287,332	1,367,887	1,363,427	1,334,534	1,319,751	(6)	(2)	1,287,332	1,319,751	(2)

Long-term debt (b)	286,693	280,608	276,836	268,721	269,929	2	6	286,693	269,929	6
Common stockholders’ equity	216,287	214,371	211,664	210,876	208,520	1	4	216,287	208,520	4
Total stockholders’ equity	241,205	235,864	231,727	230,939	226,983	2	6	241,205	226,983	6

Loans-to-deposits ratio	61%	56%	56%	56%	57%			61%	57%

Headcount	237,459	241,145	241,359	242,388	245,192	(2)	(3)	237,459	245,192	(3)

95% CONFIDENCE LEVEL- TOTAL VaR (c)
Average VaR	$42	$43	$40	$36	$55	(2)	(24)	$43	$49	(12)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$11,015	$10,704	$10,949	$11,367	$11,518	3	(4)	$21,719	$22,052	(2)
Corporate & Investment Bank	8,723	9,582	7,383	9,105	9,265	(9)	(6)	18,305	18,107	1
Commercial Banking	1,739	1,742	1,770	1,703	1,731	—	—	3,481	3,409	2
Asset Management	3,175	3,005	3,200	3,046	2,982	6	6	6,180	5,782	7
Corporate	(121)	(213)	247	(75)	(159)	43	24	(334)	(160)	(109)
TOTAL NET REVENUE	$24,531	$24,820	$23,549	$25,146	$25,337	(1)	(3)	$49,351	$49,190	—

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,533	$2,219	$2,179	$2,529	$2,496	14	1	$4,752	$4,477	6
Corporate & Investment Bank	2,341	2,537	972	1,680	2,131	(8)	10	4,878	4,256	15
Commercial Banking	525	598	693	671	677	(12)	(22)	1,123	1,271	(12)
Asset Management	451	502	540	590	569	(10)	(21)	953	1,023	(7)
Corporate	440	58	547	95	107	NM	311	498	222	124
NET INCOME	$6,290	$5,914	$4,931	$5,565	$5,980	6	5	$12,204	$11,249	8

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

(b)
Included unsecured long-term debt of $209.6 billion, $209.5 billion, $207.5 billion, $204.7 billion, and $205.6 billion for the periods ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015, the Firm refined the historical proxy time series inputs to the VaR models to more appropriately reflect the risk exposure from certain asset backed products. The Firm preliminarily estimates that, based on its initial analysis using a very limited sampling of days, had these new time series been used as inputs into the VaR models in the first quarter of 2015, they would have reduced average Total VaR by approximately 10%; periods prior to the 2015 first quarter were not affected by this refinement. The Firm continues to conduct its analysis of the impact on 2015 first quarter VaR of the new proxy time series. For information regarding CIB VaR, see Corporate & Investment Bank on page 21.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
REVENUE	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
Investment banking fees	$1,833	$1,794	$1,833	$1,538	$1,751	2%	5%	$3,627	$3,171	14%
Principal transactions	2,834	3,655	1,335	2,966	2,908	(22)	(3)	6,489	6,230	4
Lending- and deposit-related fees	1,418	1,363	1,454	1,479	1,463	4	(3)	2,781	2,868	(3)
Asset management, administration and commissions	4,015	3,807	4,110	3,978	4,007	5	—	7,822	7,843	—
Securities gains	44	52	29	6	12	(15)	267	96	42	129
Mortgage fees and related income	783	705	855	903	1,291	11	(39)	1,488	1,805	(18)
Card income	1,615	1,431	1,526	1,537	1,549	13	4	3,046	2,957	3
Other income	586	582	546	955	899	1	(35)	1,168	1,512	(23)
Noninterest revenue	13,128	13,389	11,688	13,362	13,880	(2)	(5)	26,517	26,428	—
Interest income	12,514	12,565	12,951	12,926	12,861	—	(3)	25,079	25,654	(2)
Interest expense	1,830	1,888	1,889	1,819	2,063	(3)	(11)	3,718	4,189	(11)
Net interest income	10,684	10,677	11,062	11,107	10,798	—	(1)	21,361	21,465	—
TOTAL NET REVENUE	23,812	24,066	22,750	24,469	24,678	(1)	(4)	47,878	47,893	—

Provision for credit losses	935	959	840	757	692	(3)	35	1,894	1,542	23

NONINTEREST EXPENSE
Compensation expense	7,694	8,043	6,860	7,831	7,610	(4)	1	15,737	15,469	2
Occupancy expense	923	933	1,006	978	973	(1)	(5)	1,856	1,925	(4)
Technology, communications and equipment expense	1,499	1,491	1,495	1,465	1,433	1	5	2,990	2,844	5
Professional and outside services	1,768	1,634	2,080	1,907	1,932	8	(8)	3,402	3,718	(8)
Marketing	642	591	726	610	650	9	(1)	1,233	1,214	2
Other expense (a)	1,974	2,191	3,242	3,007	2,833	(10)	(30)	4,165	4,897	(15)
TOTAL NONINTEREST EXPENSE	14,500	14,883	15,409	15,798	15,431	(3)	(6)	29,383	30,067	(2)
Income before income tax expense	8,377	8,224	6,501	7,914	8,555	2	(2)	16,601	16,284	2
Income tax expense	2,087	2,310	1,570	2,349	2,575	(10)	(19)	4,397	5,035	(13)
NET INCOME	$6,290	$5,914	$4,931	$5,565	$5,980	6	5	$12,204	$11,249	8

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.56	$1.46	$1.20	$1.37	$1.47	7	6	$3.02	$2.76	9
Diluted earnings per share	1.54	1.45	1.19	1.35	1.46	6	5	2.99	2.74	9

FINANCIAL RATIOS
Return on common equity (b)	11%	11%	9%	10%	11%			11%	11%
Return on tangible common equity (b)(c)	14	14	11	13	14			14	14
Return on assets (b)	1.01	0.94	0.78	0.90	0.99			0.97	0.94
Effective income tax rate	25	28	24	30	30			26	31
Overhead ratio	61	62	68	65	63			61	63

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. Prior to the adoption of this accounting guidance, the effective tax rate was 21%, 28%, and 28% for the three months ended December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and 29% for the six months ended June 30, 2014.

(a)
Included Firmwide legal expense of $291 million, $687 million, $1.1 billion, $1.1 billion and $669 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively; and $978 million and $707 million for the six months ended June 30, 2015, and 2014, respectively.

(b)	Ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE see pages 2 and 33.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2015
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2015	2015	2014	2014	2014	2015	2014
ASSETS
Cash and due from banks	$24,095	$22,821	$27,831	$25,372	$27,523	6%	(12)%
Deposits with banks	398,807	506,383	484,477	414,312	393,909	(21)	1
Federal funds sold and securities purchased under
resale agreements	212,850	219,344	215,803	214,336	248,149	(3)	(14)
Securities borrowed	98,528	108,376	110,435	118,873	113,967	(9)	(14)
Trading assets:
Debt and equity instruments	310,419	317,407	320,013	338,204	330,165	(2)	(6)
Derivative receivables	67,451	81,574	78,975	72,453	62,378	(17)	8
Securities	317,795	331,136	348,004	366,358	361,918	(4)	(12)
Loans	791,247	764,185	757,336	743,257	746,983	4	6
Less: Allowance for loan losses	13,915	14,065	14,185	14,889	15,326	(1)	(9)
Loans, net of allowance for loan losses	777,332	750,120	743,151	728,368	731,657	4	6
Accrued interest and accounts receivable	69,642	70,006	70,079	75,504	78,677	(1)	(11)
Premises and equipment	15,073	14,963	15,133	15,177	15,216	1	(1)
Goodwill	47,476	47,453	47,647	47,970	48,110	—	(1)
Mortgage servicing rights	7,571	6,641	7,436	8,236	8,347	14	(9)
Other intangible assets	1,091	1,128	1,192	1,274	1,339	(3)	(19)
Other assets	101,469	99,796	102,597	100,218	98,640	2	3
TOTAL ASSETS	$2,449,599	$2,577,148	$2,572,773	$2,526,655	$2,519,995	(5)	(3)

LIABILITIES
Deposits	$1,287,332	$1,367,887	$1,363,427	$1,334,534	$1,319,751	(6)	(2)
Federal funds purchased and securities loaned or sold
under repurchase agreements	180,897	196,578	192,101	198,746	216,561	(8)	(16)
Commercial paper	42,238	55,655	66,344	59,960	63,804	(24)	(34)
Other borrowed funds	30,061	29,035	30,222	31,892	34,713	4	(13)
Trading liabilities:
Debt and equity instruments	80,396	84,437	81,699	84,305	87,861	(5)	(8)
Derivative payables	59,026	73,836	71,116	58,951	50,795	(20)	16
Accounts payable and other liabilities	191,749	202,157	206,939	211,043	203,875	(5)	(6)
Beneficial interests issued by consolidated VIEs	50,002	51,091	52,362	47,564	45,723	(2)	9
Long-term debt	286,693	280,608	276,836	268,721	269,929	2	6
TOTAL LIABILITIES	2,208,394	2,341,284	2,341,046	2,295,716	2,293,012	(6)	(4)

STOCKHOLDERS’ EQUITY
Preferred stock	24,918	21,493	20,063	20,063	18,463	16	35
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	92,204	92,245	93,270	93,060	92,879	—	(1)
Retained earnings	138,294	134,048	129,977	126,896	123,166	3	12
Accumulated other comprehensive income	1,102	2,430	2,189	3,266	3,438	(55)	(68)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(19,397)	(18,436)	(17,856)	(16,430)	(15,047)	(5)	(29)
TOTAL STOCKHOLDERS’ EQUITY	241,205	235,864	231,727	230,939	226,983	2	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,449,599	$2,577,148	$2,572,773	$2,526,655	$2,519,995	(5)	(3)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
AVERAGE BALANCES	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
ASSETS
Deposits with banks	$437,776	$480,182	$414,672	$362,434	$334,953	(9)%	31%	$458,862	$327,085	40%
Federal funds sold and securities purchased under
resale agreements	205,352	217,546	215,439	224,088	237,440	(6)	(14)	211,415	241,395	(12)
Securities borrowed	107,178	111,197	115,033	118,014	114,905	(4)	(7)	109,177	116,556	(6)
Trading assets - debt instruments	208,823	210,069	222,223	213,335	204,242	(1)	2	209,443	203,319	3
Securities	323,941	334,967	350,804	360,365	353,278	(3)	(8)	329,423	351,037	(6)
Loans	774,205	757,638	746,735	741,831	737,613	2	5	765,967	733,982	4
Other assets (a)	40,362	37,202	38,873	41,718	41,514	8	(3)	38,791	41,472	(6)
Total interest-earning assets	2,097,637	2,148,801	2,103,779	2,061,785	2,023,945	(2)	4	2,123,078	2,014,846	5
Trading assets - equity instruments	117,638	112,118	114,652	118,201	121,184	5	(3)	114,893	116,878	(2)
Trading assets - derivative receivables	73,805	83,901	76,937	65,786	60,830	(12)	21	78,825	62,814	25
All other noninterest-earning assets	205,246	212,190	216,076	209,100	214,677	(3)	(4)	208,699	217,182	(4)
TOTAL ASSETS	$2,494,326	$2,557,010	$2,511,444	$2,454,872	$2,420,636	(2)	3	$2,525,495	$2,411,720	5
LIABILITIES
Interest-bearing deposits	$869,523	$904,325	$880,283	$865,041	$863,163	(4)	1	$886,828	$864,952	3
Federal funds purchased and securities loaned or
sold under repurchase agreements	200,054	200,236	206,671	213,975	212,555	—	(6)	200,145	206,769	(3)
Commercial paper	49,020	60,013	61,833	59,359	59,760	(18)	(18)	54,486	59,224	(8)
Trading liabilities - debt, short-term and other liabilities (b)	213,246	223,361	224,967	219,666	221,001	(5)	(4)	218,275	217,922	—
Beneficial interests issued by consolidated VIEs	51,648	50,718	48,281	47,336	47,407	2	9	51,186	48,228	6
Long-term debt	282,707	279,318	273,829	266,639	271,194	1	4	281,021	270,303	4
Total interest-bearing liabilities	1,666,198	1,717,971	1,695,864	1,672,016	1,675,080	(3)	(1)	1,691,941	1,667,398	1
Noninterest-bearing deposits	429,622	432,188	418,313	404,634	380,836	(1)	13	430,898	379,187	14
Trading liabilities - equity instruments	16,528	18,210	15,659	17,385	15,505	(9)	7	17,365	15,966	9
Trading liabilities - derivative payables	64,249	76,049	64,784	51,524	49,487	(16)	30	70,116	51,305	37
All other noninterest-bearing liabilities	80,515	79,415	84,874	81,090	77,806	1	3	79,968	79,209	1
TOTAL LIABILITIES	2,257,112	2,323,833	2,279,494	2,226,649	2,198,714	(3)	3	2,290,288	2,193,065	4
Preferred stock	23,476	20,825	20,063	18,602	15,763	13	49	22,158	14,666	51
Common stockholders’ equity	213,738	212,352	211,887	209,621	206,159	1	4	213,049	203,989	4
TOTAL STOCKHOLDERS’ EQUITY	237,214	233,177	231,950	228,223	221,922	2	7	235,207	218,655	8
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,494,326	$2,557,010	$2,511,444	$2,454,872	$2,420,636	(2)	3	$2,525,495	$2,411,720	5

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.29%	0.29%	0.31%	0.33%	0.33%			0.29%	0.33%
Federal funds sold and securities purchased under
resale agreements	0.66	0.74	0.75	0.71	0.67			0.70	0.70
Securities borrowed (d)	(0.59)	(0.44)	(0.45)	(0.50)	(0.46)			(0.52)	(0.38)
Trading assets - debt instruments	3.37	3.39	3.35	3.49	3.62			3.38	3.61
Securities	2.77	2.82	2.77	2.73	2.79			2.79	2.78
Loans	4.21	4.28	4.32	4.33	4.40			4.24	4.44
Other assets (a)	1.74	1.59	1.61	1.63	1.66			1.66	1.62
Total interest-earning assets	2.44	2.42	2.49	2.54	2.60			2.43	2.61

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.14	0.16	0.18	0.18	0.19			0.15	0.20
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.29	0.29	0.28	0.25	0.30			0.29	0.31
Commercial paper	0.25	0.23	0.22	0.22	0.23			0.24	0.23
Trading liabilities - debt, short-term and other liabilities (b)(d)(e)	0.32	0.28	0.26	0.12	0.48			0.30	0.46
Beneficial interests issued by consolidated VIEs	0.85	0.79	0.80	0.82	0.89			0.82	0.88
Long-term debt	1.52	1.59	1.55	1.61	1.61			1.55	1.68
Total interest-bearing liabilities	0.44	0.45	0.44	0.43	0.49			0.44	0.51

INTEREST RATE SPREAD	2.00%	1.97%	2.05%	2.11%	2.11%			1.99%	2.10%
NET YIELD ON INTEREST-EARNING ASSETS	2.09%	2.07%	2.14%	2.19%	2.19%			2.08%	2.20%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this stock borrow activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 33.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
OTHER INCOME
Other income - reported	$586	$582	$546	$955	$899	1%	(35)%	$1,168	$1,512	(23)%
Fully taxable-equivalent adjustments (a)	447	481	537	424	415	(7)	8	928	827	12
Other income - managed	$1,033	$1,063	$1,083	$1,379	$1,314	(3)	(21)	$2,096	$2,339	(10)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,128	$13,389	$11,688	$13,362	$13,880	(2)	(5)	$26,517	$26,428	—
Fully taxable-equivalent adjustments (a)	447	481	537	424	415	(7)	8	928	827	12
Total noninterest revenue - managed	$13,575	$13,870	$12,225	$13,786	$14,295	(2)	(5)	$27,445	$27,255	1

NET INTEREST INCOME
Net interest income - reported	$10,684	$10,677	$11,062	$11,107	$10,798	—	(1)	$21,361	$21,465	—
Fully taxable-equivalent adjustments (a)	272	273	262	253	244	—	11	545	470	16
Net interest income - managed	$10,956	$10,950	$11,324	$11,360	$11,042	—	(1)	$21,906	$21,935	—

TOTAL NET REVENUE
Total net revenue - reported	$23,812	$24,066	$22,750	$24,469	$24,678	(1)	(4)	$47,878	$47,893	—
Fully taxable-equivalent adjustments (a)	719	754	799	677	659	(5)	9	1,473	1,297	14
Total net revenue - managed	$24,531	$24,820	$23,549	$25,146	$25,337	(1)	(3)	$49,351	$49,190	—

PRE-PROVISION PROFIT
Pre-provision profit - reported	$9,312	$9,183	$7,341	$8,671	$9,247	1	1	$18,495	$17,826	4
Fully taxable-equivalent adjustments (a)	719	754	799	677	659	(5)	9	1,473	1,297	14
Pre-provision profit - managed	$10,031	$9,937	$8,140	$9,348	$9,906	1	1	$19,968	$19,123	4

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,377	$8,224	$6,501	$7,914	$8,555	2	(2)	$16,601	$16,284	2
Fully taxable-equivalent adjustments (a)	719	754	799	677	659	(5)	9	1,473	1,297	14
Income before income tax expense - managed	$9,096	$8,978	$7,300	$8,591	$9,214	1	(1)	$18,074	$17,581	3

INCOME TAX EXPENSE
Income tax expense - reported	$2,087	$2,310	$1,570	$2,349	$2,575	(10)	(19)	$4,397	$5,035	(13)
Fully taxable-equivalent adjustments (a)	719	754	799	677	659	(5)	9	1,473	1,297	14
Income tax expense - managed	$2,806	$3,064	$2,369	$3,026	$3,234	(8)	(13)	$5,870	$6,332	(7)

OVERHEAD RATIO
Overhead ratio - reported	61%	62%	68%	65%	63%			61%	63%
Overhead ratio - managed	59	60	65	63	61			60	61

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,015	$10,704	$10,949	$11,367	$11,518	3%	(4)%	$21,719	$22,052	(2)%
Corporate & Investment Bank	8,723	9,582	7,383	9,105	9,265	(9)	(6)	18,305	18,107	1
Commercial Banking	1,739	1,742	1,770	1,703	1,731	—	—	3,481	3,409	2
Asset Management	3,175	3,005	3,200	3,046	2,982	6	6	6,180	5,782	7
Corporate	(121)	(213)	247	(75)	(159)	43	24	(334)	(160)	(109)
TOTAL NET REVENUE	$24,531	$24,820	$23,549	$25,146	$25,337	(1)	(3)	$49,351	$49,190	—

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,210	$6,190	$6,411	$6,305	$6,456	—	(4)	$12,400	$12,893	(4)
Corporate & Investment Bank	5,137	5,657	5,576	6,035	6,058	(9)	(15)	10,794	11,662	(7)
Commercial Banking	703	709	666	668	675	(1)	4	1,412	1,361	4
Asset Management	2,406	2,175	2,320	2,081	2,062	11	17	4,581	4,137	11
Corporate	44	152	436	709	180	(71)	(76)	196	14	NM
TOTAL NONINTEREST EXPENSE	$14,500	$14,883	$15,409	$15,798	$15,431	(3)	(6)	$29,383	$30,067	(2)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,805	$4,514	$4,538	$5,062	$5,062	6	(5)	$9,319	$9,159	2
Corporate & Investment Bank	3,586	3,925	1,807	3,070	3,207	(9)	12	7,511	6,445	17
Commercial Banking	1,036	1,033	1,104	1,035	1,056	—	(2)	2,069	2,048	1
Asset Management	769	830	880	965	920	(7)	(16)	1,599	1,645	(3)
Corporate	(165)	(365)	(189)	(784)	(339)	55	51	(530)	(174)	(205)
PRE-PROVISION PROFIT	$10,031	$9,937	$8,140	$9,348	$9,906	1	1	$19,968	$19,123	4

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$702	$930	$950	$902	$852	(25)	(18)	$1,632	$1,668	(2)
Corporate & Investment Bank	50	(31)	(59)	(67)	(84)	NM	NM	19	(35)	NM
Commercial Banking	182	61	(48)	(79)	(67)	198	NM	243	(62)	NM
Asset Management	—	4	3	9	1	(100)	(100)	4	(8)	NM
Corporate	1	(5)	(6)	(8)	(10)	NM	NM	(4)	(21)	81
PROVISION FOR CREDIT LOSSES	$935	$959	$840	$757	$692	(3)	35	$1,894	$1,542	23

NET INCOME
Consumer & Community Banking	$2,533	$2,219	$2,179	$2,529	$2,496	14	1	$4,752	$4,477	6
Corporate & Investment Bank	2,341	2,537	972	1,680	2,131	(8)	10	4,878	4,256	15
Commercial Banking	525	598	693	671	677	(12)	(22)	1,123	1,271	(12)
Asset Management	451	502	540	590	569	(10)	(21)	953	1,023	(7)
Corporate	440	58	547	95	107	NM	311	498	222	124
TOTAL NET INCOME	$6,290	$5,914	$4,931	$5,565	$5,980	6	5	$12,204	$11,249	8

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2015
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2015 Change
	2015		2015	2014	2014	2014	2015	2014	2015	2014	2014
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$169,769	(g)	$167,142	$164,426	$162,462	$159,755	2%	6%
Tier 1 capital	194,725	(g)(h)	188,791	186,294	183,777	179,553	3	8
Total capital	228,390	(g)	223,256	221,225	218,416	213,449	2	7
Risk-weighted assets (b)	1,503,513	(g)	1,536,688	1,472,602	1,462,240	1,458,620	(2)	3
CET1 capital ratio	11.3%	(g)	10.9%	11.2%	11.1%	11.0%
Tier 1 capital ratio	13.0	(g)	12.3	12.7	12.6	12.3
Total capital ratio	15.2	(g)	14.5	15.0	14.9	14.6

Advanced Transitional
CET1 capital	$169,769	(g)	167,142	164,426	162,462	159,755	2	6
Tier 1 capital	194,725	(g)(h)	188,791	186,294	183,777	179,553	3	8
Total capital	218,586	(g)	213,366	210,684	204,235	202,745	2	8
Risk-weighted assets	1,524,206	(g)	1,562,570	1,608,240	1,598,788	1,626,427	(2)	(6)
CET1 capital ratio	11.1%	(g)	10.7%	10.2%	10.2%	9.8%
Tier 1 capital ratio	12.8	(g)	12.1	11.6	11.5	11.0
Total capital ratio	14.3	(g)	13.7	13.1	12.8	12.5

Leverage-based capital metrics
Adjusted average assets (c)	$2,448,357	(g)	$2,510,897	$2,465,414	$2,408,498	$2,374,025	(2)	3
Tier 1 leverage ratio	8.0%	(g)	7.5%	7.6%	7.6%	7.6%
SLR leverage exposure (d)	$3,224,634	(g)	$3,300,819
SLR (d)	6.0%	(g)	5.7%

TANGIBLE COMMON EQUITY (period-end) (e)
Common stockholders’ equity	$216,287		$214,371	$211,664	$210,876	$208,520	1	4
Less: Goodwill	47,476		47,453	47,647	47,970	48,110	—	(1)
Less: Other intangible assets	1,091		1,128	1,192	1,274	1,339	(3)	(19)
Add: Deferred tax liabilities (f)	2,876		2,870	2,853	2,991	2,969	—	(3)
Total tangible common equity	$170,596		$168,660	$165,678	$164,623	$162,040	1	5

TANGIBLE COMMON EQUITY (average) (e)
Common stockholders’ equity	$213,738		$212,352	$211,887	$209,621	$206,159	1	4	$213,049	$203,989	4
Less: Goodwill	47,485		47,491	47,900	48,081	48,084	—	(1)	47,488	48,069	(1)
Less: Other intangible assets	1,113		1,162	1,241	1,308	1,416	(4)	(21)	1,138	1,482	(23)
Add: Deferred tax liabilities (f)	2,873		2,862	2,922	2,980	2,952	—	(3)	2,868	2,948	(3)
Total tangible common equity	$168,013		$166,561	$165,668	$163,212	$159,611	1	5	$167,291	$157,386	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,476		$47,453	$47,647	$47,970	$48,110	—	(1)
Mortgage servicing rights	7,571		6,641	7,436	8,236	8,347	14	(9)
Other intangible assets	1,091		1,128	1,192	1,274	1,339	(3)	(19)
Total intangible assets	$56,138		$55,222	$56,275	$57,480	$57,796	2	(3)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 146-153 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2014, and on pages 55–61 of the Firm’s Form 10-Q for the quarter ended March 31, 2015.

(b)	Effective January 1, 2015, Basel III Standardized Transitional RWA is calculated under the Basel III definition of the Standardized approach. Prior periods were based on Basel I with 2.5.

(c)
Adjusted average assets, for purposes of calculating the Tier 1 leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)
Beginning with the first quarter of 2015, the Firm is required to calculate a supplementary leverage ratio (“SLR”). The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(e)	For further discussion of TCE, see page 33.

(f)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(g)	Estimated.

(h)	At June 30, 2015, trust preferred securities included in Basel III Tier 1 capital were $1.0 billion.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q15 Change					2015 Change
	2Q15		1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015		2014	2014
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,290		$5,914	$4,931	$5,565	$5,980	6%	5%	$12,204		$11,249	8%
Less: Preferred stock dividends	380		324	326	304	268	17	42	704		495	42
Net income applicable to common equity	5,910		5,590	4,605	5,261	5,712	6	3	11,500		10,754	7
Less: Dividends and undistributed earnings allocated to
participating securities	134		138	117	133	144	(3)	(7)	272		294	(7)
Net income applicable to common stockholders	$5,776		$5,452	$4,488	$5,128	$5,568	6	4	$11,228		$10,460	7

Total weighted-average basic shares outstanding	3,707.8		3,725.3	3,730.9	3,755.4	3,780.6	—	(2)	3,716.6		3,783.9	(2)
Net income per share	$1.56		$1.46	$1.20	$1.37	$1.47	7	6	$3.02		$2.76	9

Diluted earnings per share
Net income applicable to common stockholders	$5,776		$5,452	$4,488	$5,128	$5,568	6	4	$11,228		$10,460	7
Total weighted-average basic shares outstanding	3,707.8		3,725.3	3,730.9	3,755.4	3,780.6	—	(2)	3,716.6		3,783.9	(2)
Add: Employee stock options, SARs and warrants (a)	35.8		32.2	34.3	33.3	31.9	11	12	33.9		34.2	(1)
Total weighted-average diluted shares outstanding (b)	3,743.6		3,757.5	3,765.2	3,788.7	3,812.5	—	(2)	3,750.5		3,818.1	(2)
Net income per share	$1.54		$1.45	$1.19	$1.35	$1.46	6	5	$2.99		$2.74	9

COMMON DIVIDENDS
Cash dividends declared per share	$0.44	(e)	$0.40	$0.40	$0.40	$0.40	10	10	$0.84	(e)	$0.78	8
Dividend payout ratio	28%		27%	33%	29%	27%			28%		28%

COMMON EQUITY REPURCHASE PROGRAM (c)
Total shares of common stock repurchased	19.2		32.5	25.3	25.5	24.8	(41)	(23)	51.7		31.5	64
Average price paid per share of common stock	$65.32		$58.40	$59.80	$58.37	$55.53	12	18	$60.96		$55.91	9
Aggregate repurchases of common equity	1,249		1,900	1,510	1,489	1,375	(34)	(9)	3,149		1,761	79

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	2.0		28.8	1.8	2.4	1.4	(93)	43	30.8		36.7	(16)
Net impact of employee issuances on stockholders’ equity (d)	$290		$333	$295	$288	$335	(13)	(13)	$623		$660	(6)

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was not material for the three and six months ended June 30, 2015; and 1 million for each of the three months ended March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, and the six months ended June 30, 2014, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
On March 11, 2015, the Firm announced, following the release by the Board of Governors of the Federal Reserve System (“Federal Reserve”) of the 2015 CCAR results, that it is authorized to repurchase up to $6.4 billion of common equity between April 1, 2015, and June 30, 2016.

(d)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights (“SARs”).

(e)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$766	$718	$782	$804	$750	7%	2%	$1,484	$1,453	2%
Asset management, administration and commissions	553	530	538	534	521	4	6	1,083	1,024	6
Mortgage fees and related income	782	704	854	902	1,290	11	(39)	1,486	1,804	(18)
Card income	1,506	1,324	1,467	1,478	1,486	14	1	2,830	2,834	—
All other income	482	460	180	496	421	5	14	942	787	20
Noninterest revenue	4,089	3,736	3,821	4,214	4,468	9	(8)	7,825	7,902	(1)
Net interest income	6,926	6,968	7,128	7,153	7,050	(1)	(2)	13,894	14,150	(2)
TOTAL NET REVENUE	11,015	10,704	10,949	11,367	11,518	3	(4)	21,719	22,052	(2)

Provision for credit losses	702	930	950	902	852	(25)	(18)	1,632	1,668	(2)

NONINTEREST EXPENSE
Compensation expense	2,478	2,530	2,535	2,627	2,637	(2)	(6)	5,008	5,376	(7)
Noncompensation expense	3,732	3,660	3,876	3,678	3,819	2	(2)	7,392	7,517	(2)
TOTAL NONINTEREST EXPENSE	6,210	6,190	6,411	6,305	6,456	—	(4)	12,400	12,893	(4)

Income before income tax expense	4,103	3,584	3,588	4,160	4,210	14	(3)	7,687	7,491	3
Income tax expense	1,570	1,365	1,409	1,631	1,714	15	(8)	2,935	3,014	(3)
NET INCOME	$2,533	$2,219	$2,179	$2,529	$2,496	14	1	$4,752	$4,477	6

FINANCIAL RATIOS
ROE	19%	17%	16%	19%	19%			18%	17%
Overhead ratio	56	58	59	55	56			57	58

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$472,181	$455,624	$455,634	$448,033	$447,277	4	6	$472,181	$447,277	6
Trading assets - loans (a)	6,700	6,756	8,423	10,750	7,409	(1)	(10)	6,700	7,409	(10)
Loans:
Loans retained	413,363	398,314	396,288	390,709	390,211	4	6	413,363	390,211	6
Loans held-for-sale	2,825	2,720	3,416	876	1,472	4	92	2,825	1,472	92
Total loans	416,188	401,034	399,704	391,585	391,683	4	6	416,188	391,683	6
Core loans	301,154	280,252	273,494	259,943	253,817	7	19	301,154	253,817	19

Deposits	530,767	531,027	502,520	493,249	488,681	—	9	530,767	488,681	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$463,404	$454,763	$450,260	$447,121	$443,204	2	5	$459,108	$446,794	3
Trading assets - loans (a)	7,068	7,992	8,746	9,346	6,593	(12)	7	7,528	7,017	7
Loans:
Loans retained	406,029	395,084	392,764	390,129	388,252	3	5	400,587	388,464	3
Loans held-for-sale	2,100	2,984	1,417	876	710	(30)	196	2,539	683	272
Total loans	408,129	398,068	394,181	391,005	388,962	3	5	403,126	389,147	4
Deposits	529,448	512,157	497,667	492,022	486,064	3	9	520,850	478,862	9
Equity (b)	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	132,302	135,908	137,186	138,686	141,688	(3)	(7)	132,302	141,688	(7)

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(b)	Includes $5.0 billion for the 2015 periods, and $3.0 billion for the 2014 periods, of capital held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,027	$1,054	$1,197	$1,102	$1,208	(3)%	(15)%	$2,081	$2,474	(16)%
Nonaccrual loans (b)(c)	5,876	6,143	6,401	6,639	7,003	(4)	(16)	5,876	7,003	(16)
Nonperforming assets (b)(c)	6,250	6,569	6,872	7,138	7,555	(5)	(17)	6,250	7,555	(17)
Allowance for loan losses (a)	9,838	10,219	10,404	10,993	11,284	(4)	(13)	9,838	11,284	(13)

Net charge-off rate (a)	1.01%	1.08%	1.21%	1.12%	1.25%			1.05%	1.28%
Net charge-off rate, excluding purchased credit-impaired
(“PCI”) loans	1.14	1.22	1.38	1.28	1.44			1.18	1.48
Allowance for loan losses to period-end loans retained	2.38	2.57	2.63	2.81	2.89			2.38	2.89
Allowance for loan losses to period-end loans retained,
excluding PCI loans (d)	1.79	1.97	2.02	2.14	2.22			1.79	2.22
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(d)	56	57	58	57	58			56	58
Nonaccrual loans to total period-end loans, excluding
credit card	2.03	2.21	2.38	2.51	2.64			2.03	2.64
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)	2.39	2.64	2.88	3.07	3.25			2.39	3.25

BUSINESS METRICS
Number of:
Branches	5,504	5,570	5,602	5,613	5,636	(1)	(2)	5,504	5,636	(2)
ATMs	18,050	18,298	18,056	20,513	20,394	(1)	(11)	18,050	20,394	(11)
Active online customers (in thousands)	37,878	37,696	36,396	35,957	35,105	—	8	37,878	35,105	8
Active mobile customers (in thousands)	21,001	19,962	19,084	18,351	17,201	5	22	21,001	17,201	22

Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)
Net charge-offs and the net charge-off rates for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, excluded $55 million, $55 million, $337 million, $87 million and $48 million, respectively, and for the six months ended June 30, 2015, and 2014 excluded $110 million and $109 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)
At June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.0 billion, $7.5 billion, $7.8 billion, $7.8 billion and $8.1 billion respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $282 million, $346 million, $367 million, $354 million and $316 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $384 million, $469 million, $462 million, $464 million and $528 million, respectively. These amounts have been excluded based upon the government guarantee.

(d)
The allowance for loan losses for PCI loans was $3.2 billion at June 30, 2015, $3.3 billion at both March 31, 2015, and December 31, 2014, and $3.7 billion at both September 30, 2014, and June 30, 2014; these amounts were also excluded from the applicable ratios.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
CONSUMER & BUSINESS BANKING

INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$760	$711	$776	$796	$747	7%	2%	$1,471	$1,438	2%
Asset management, administration and commissions	534	512	513	522	507	4	5	1,046	990	6
Card income	435	404	414	409	406	8	7	839	782	7
All other income	135	122	123	127	162	11	(17)	257	284	(10)
Noninterest revenue	1,864	1,749	1,826	1,854	1,822	7	2	3,613	3,494	3
Net interest income	2,619	2,609	2,733	2,807	2,786	—	(6)	5,228	5,512	(5)
Total net revenue	4,483	4,358	4,559	4,661	4,608	3	(3)	8,841	9,006	(2)
Provision for credit losses	68	60	88	75	66	13	3	128	142	(10)
Noninterest expense	3,056	2,958	3,026	3,032	3,026	3	1	6,014	6,091	(1)
Income before income tax expense	1,359	1,340	1,445	1,554	1,516	1	(10)	2,699	2,773	(3)
Net income	$831	$828	$861	$927	$904	—	(8)	$1,659	$1,655	—

ROE	28%	28%	31%	33%	33%			28%	30%
Overhead ratio	68	68	66	65	66			68	68
Equity (period-end and average)	$11,500	$11,500	$11,000	$11,000	$11,000	—	5	$11,500	$11,000	5

BUSINESS METRICS
Business banking origination volume	$1,911	$1,540	$1,529	$1,649	$1,917	24	—	$3,451	$3,421	1
Period-end loans	21,940	21,608	21,200	20,644	20,276	2	8	21,940	20,276	8
Period-end deposits:
Checking	226,888	227,382	213,049	203,839	200,560	—	13	226,888	200,560	13
Savings	268,777	267,696	255,148	251,661	249,175	—	8	268,777	249,175	8
Time and other	19,317	20,329	21,349	23,304	24,421	(5)	(21)	19,317	24,421	(21)
Total period-end deposits	514,982	515,407	489,546	478,804	474,156	—	9	514,982	474,156	9
Average loans	21,732	21,317	20,830	20,382	19,928	2	9	21,526	19,691	9
Average deposits:
Checking	225,803	216,312	207,312	201,473	197,490	4	14	221,084	193,511	14
Savings	267,212	260,461	253,412	250,845	249,240	3	7	263,855	246,386	7
Time and other	19,829	20,837	22,113	23,845	24,832	(5)	(20)	20,330	25,153	(19)
Total average deposits	512,844	497,610	482,837	476,163	471,562	3	9	505,269	465,050	9
Deposit margin	1.92%	1.99%	2.11%	2.20%	2.23%			1.95%	2.25%
Average assets	$41,290	$41,774	$39,163	$38,089	$37,810	(1)	9	$41,531	$37,964	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$68	$59	$85	$75	$69	15	(1)	$127	$145	(12)
Net charge-off rate	1.26%	1.12%	1.62%	1.46%	1.39%			1.19%	1.48%
Allowance for loan losses	$703	$703	$703	$703	$703	—	—	$703	$703	—
Nonperforming assets	246	274	286	304	335	(10)	(27)	246	335	(27)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$3,362	$3,821	$3,254	$4,269	$4,324	(12)	(22)	$7,183	$8,565	(16)
Client investment assets	221,490	219,192	213,459	207,790	205,206	1	8	221,490	205,206	8
% managed accounts	41%	40%	39%	39%	38%			41%	38%
Number of:
Chase Private Client locations	2,661	2,573	2,514	2,461	2,408	3	11	2,661	2,408	11
Personal bankers	19,735	20,503	21,039	20,965	21,728	(4)	(9)	19,735	21,728	(9)
Sales specialists	3,763	3,842	3,994	4,155	4,405	(2)	(15)	3,763	4,405	(15)
Client advisors	2,996	3,065	3,090	3,099	3,075	(2)	(3)	2,996	3,075	(3)
Chase Private Clients	390,220	358,115	325,653	290,662	262,965	9	48	390,220	262,965	48
Accounts (in thousands) (a)	31,041	30,755	30,481	30,424	30,144	1	3	31,041	30,144	3

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
MORTGAGE BANKING

INCOME STATEMENT
REVENUE
Mortgage fees and related income	$782	$704	$854	$902	$1,290	11%	(39)%	$1,486	$1,804	(18)%
All other income	(5)	(11)	(9)	66	(17)	55	71	(16)	(20)	20
Noninterest revenue	777	693	845	968	1,273	12	(39)	1,470	1,784	(18)
Net interest income	1,056	1,056	1,030	1,059	1,053	—	—	2,112	2,140	(1)
Total net revenue	1,833	1,749	1,875	2,027	2,326	5	(21)	3,582	3,924	(9)
Provision for credit losses	(219)	4	13	(19)	(188)	NM	(16)	(215)	(211)	(2)
Noninterest expense	1,110	1,219	1,296	1,279	1,306	(9)	(15)	2,329	2,709	(14)
Income before income tax expense	942	526	566	767	1,208	79	(22)	1,468	1,426	3
Net income	$584	$326	$338	$465	$733	79	(20)	$910	$865	5

ROE	14%	7%	7%	10%	16%			11%	9%
Overhead ratio	61	70	69	63	56			65	69
Equity (period-end and average)	$16,000	$16,000	$18,000	$18,000	$18,000	—	(11)	$16,000	$18,000	(11)

SUPPLEMENTAL INFORMATION
MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (a)	$233	$237	$325	$253	$323	(2)	(28)	$470	$612	(23)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	707	749	779	787	867	(6)	(18)	1,456	1,737	(16)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(228)	(214)	(209)	(214)	(237)	(7)	4	(442)	(482)	8
Total operating revenue	479	535	570	573	630	(10)	(24)	1,014	1,255	(19)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (b)	815	(476)	(775)	(101)	(368)	NM	NM	339	(730)	NM
Other changes in MSR asset fair value due to other inputs
and assumptions in model (c)	(22)	(102)	(22)	44	220	78	NM	(124)	(240)	48
Changes in derivative fair value and other	(723)	510	756	133	485	NM	NM	(213)	907	NM
Total risk management	70	(68)	(41)	76	337	NM	(79)	2	(63)	NM
Total net mortgage servicing revenue	549	467	529	649	967	18	(43)	1,016	1,192	(15)
Mortgage fees and related income	$782	$704	$854	$902	$1,290	11	(39)	$1,486	$1,804	(18)

NET INTEREST INCOME:
Mortgage Production and Mortgage Servicing	$139	$158	$172	$204	$171	(12)	(19)	$297	$360	(18)
Real Estate Portfolios	917	898	858	855	882	2	4	1,815	1,780	2
Total net interest income	$1,056	$1,056	$1,030	$1,059	$1,053	—	—	$2,112	$2,140	(1)

NONINTEREST EXPENSE:
Mortgage Production	$360	$421	$373	$381	$414	(14)	(13)	$781	$890	(12)
Mortgage Servicing	466	582	559	577	550	(20)	(15)	1,048	1,131	(7)
Real Estate Portfolios	284	216	364	321	342	31	(17)	500	688	(27)
Total noninterest expense	$1,110	$1,219	$1,296	$1,279	$1,306	(9)	(15)	$2,329	$2,709	(14)

(a)
Included repurchase (losses)/benefits of $28 million, $33 million, $131 million, $62 million, and $137 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $61 million and $265 million for the six months ended June 30, 2015, and 2014, respectively.

(b)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(c)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
MORTGAGE BANKING (continued)

SELECTED BALANCE SHEET DATA
Trading assets - loans (period-end) (a)	$6,700	$6,756	$8,423	$10,750	$7,409	(1)%	(10)%	$6,700	$7,409	(10)%
Trading assets - loans (average) (a)	7,068	7,992	8,746	9,346	6,593	(12)	7	7,528	7,017	7

Loans, excluding PCI loans
Period-end loans owned
Home equity	$47,228	$49,067	$50,899	$52,679	$54,485	(4)	(13)	$47,228	$54,485	(13)
Prime mortgage, including option ARMs	107,001	91,956	80,414	74,338	70,495	16	52	107,001	70,495	52
Subprime mortgage	4,660	4,828	5,083	5,547	6,636	(3)	(30)	4,660	6,636	(30)
Other	435	454	477	492	510	(4)	(15)	435	510	(15)
Total period-end loans owned	$159,324	$146,305	$136,873	$133,056	$132,126	9	21	$159,324	$132,126	21
Average loans owned
Home equity	$48,148	$50,007	$51,803	$53,560	$55,329	(4)	(13)	$49,072	$56,167	(13)
Prime mortgage, including option ARMs	99,315	86,111	77,663	72,774	68,922	15	44	92,749	67,701	37
Subprime mortgage	4,735	4,968	5,365	5,922	6,754	(5)	(30)	4,851	6,880	(29)
Other	445	466	484	502	520	(5)	(14)	456	530	(14)
Total average loans owned	$152,643	$141,552	$135,315	$132,758	$131,525	8	16	$147,128	$131,278	12

PCI loans
Period-end loans owned
Home equity	$16,088	$16,638	$17,095	$17,572	$18,070	(3)	(11)	$16,088	$18,070	(11)
Prime mortgage	9,553	9,916	10,220	10,887	11,302	(4)	(15)	9,553	11,302	(15)
Subprime mortgage	3,449	3,559	3,673	3,790	3,947	(3)	(13)	3,449	3,947	(13)
Option ARMs	14,716	15,243	15,708	16,238	16,799	(3)	(12)	14,716	16,799	(12)
Total period-end loans owned	$43,806	$45,356	$46,696	$48,487	$50,118	(3)	(13)	$43,806	$50,118	(13)
Average loans owned
Home equity	$16,354	$16,847	$17,319	$17,806	$18,295	(3)	(11)	$16,599	$18,506	(10)
Prime mortgage	9,724	10,063	10,584	11,103	11,487	(3)	(15)	9,893	11,677	(15)
Subprime mortgage	3,490	3,604	3,717	3,843	4,001	(3)	(13)	3,546	4,064	(13)
Option ARMs	14,940	15,446	15,934	16,503	17,074	(3)	(12)	15,192	17,379	(13)
Total average loans owned	$44,508	$45,960	$47,554	$49,255	$50,857	(3)	(12)	$45,230	$51,626	(12)

Total Mortgage Banking
Period-end loans owned
Home equity	$63,316	$65,705	$67,994	$70,251	$72,555	(4)	(13)	$63,316	$72,555	(13)
Prime mortgage, including option ARMs	131,270	117,115	106,342	101,463	98,596	12	33	131,270	98,596	33
Subprime mortgage	8,109	8,387	8,756	9,337	10,583	(3)	(23)	8,109	10,583	(23)
Other	435	454	477	492	510	(4)	(15)	435	510	(15)
Total period-end loans owned	$203,130	$191,661	$183,569	$181,543	$182,244	6	11	$203,130	$182,244	11
Average loans owned
Home equity	$64,502	$66,854	$69,122	$71,366	$73,624	(4)	(12)	$65,671	$74,673	(12)
Prime mortgage, including option ARMs	123,979	111,620	104,181	100,380	97,483	11	27	117,834	96,757	22
Subprime mortgage	8,225	8,572	9,082	9,765	10,755	(4)	(24)	8,397	10,944	(23)
Other	445	466	484	502	520	(5)	(14)	456	530	(14)
Total average loans owned	$197,151	$187,512	$182,869	$182,013	$182,382	5	8	$192,358	$182,904	5

(a)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

QUARTERLY TRENDS	SIX MONTHS ENDED JUNE 30,
2Q15 Change	2015 Change
2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
MORTGAGE BANKING (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$69	$87	$87	$95	$125	(21)%	(45)%	$156	$291	(46)%
Prime mortgage, including option ARMs	11	14	34	9	(11)	(21)	NM	25	(15)	NM
Subprime mortgage	(1)	1	(10)	(25)	(5)	NM	80	—	8	(100)
Other	2	2	2	2	3	—	(33)	4	5	(20)
Total net charge-offs/(recoveries), excluding PCI loans	$81	$104	$113	$81	$112	(22)	(28)	$185	$289	(36)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.57%	0.71%	0.67%	0.70%	0.91%	0.64%	1.04%
Prime mortgage, including option ARMs	0.04	0.07	0.17	0.05	(0.06)	0.05	(0.04)
Subprime mortgage	(0.08)	0.08	(0.74)	(1.68)	(0.30)	—	0.23
Other	1.80	1.74	1.64	1.58	2.31	1.77	1.90
Total net charge-off/(recovery) rate, excluding PCI loans	0.21	0.30	0.33	0.24	0.34	0.25	0.45
Net charge-off/(recovery) rate - reported (a)
Home equity	0.43%	0.53%	0.50%	0.53%	0.68%	0.48%	0.79%
Prime mortgage, including option ARMs	0.04	0.05	0.13	0.04	(0.05)	0.04	(0.03)
Subprime mortgage	(0.05)	0.05	(0.44)	(1.02)	(0.19)	—	0.15
Other	1.80	1.74	1.64	1.58	2.31	1.77	1.90
Total net charge-off/(recovery) rate - reported	0.17	0.23	0.25	0.18	0.25	0.19	0.32

30+ day delinquency rate, excluding PCI loans (b)(c)	1.95%	2.30%	2.61%	2.76%	2.94%	1.95%	2.94%
Allowance for loan losses, excluding PCI loans	$1,788	$2,088	$2,188	$2,288	$2,388	(14)	(25)	$1,788	$2,388	(25)
Allowance for PCI loans (a)	3,215	3,270	3,325	3,662	3,749	(2)	(14)	3,215	3,749	(14)
Allowance for loan losses	$5,003	$5,358	$5,513	$5,950	$6,137	(7)	(18)	$5,003	$6,137	(18)
Nonperforming assets (d)(e)	5,630	5,910	6,175	6,455	6,919	(5)	(19)	5,630	6,919	(19)
Allowance for loan losses to period-end loans retained	2.48%	2.80%	3.01%	3.29%	3.39%	2.48%	3.39%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	1.13	1.43	1.60	1.73	1.82	1.13	1.82

BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$9.8	$8.1	$7.7	$7.9	$7.2	21	36	$17.9	$13.9	29
Correspondent	19.5	16.6	15.3	13.3	9.6	17	103	36.1	19.9	81
Total mortgage origination volume (f)	$29.3	$24.7	$23.0	$21.2	$16.8	19	74	$54.0	$33.8	60

Total loans serviced (period-end)	$917.0	$924.3	$948.8	$963.4	$980.4	(1)	(6)	$917.0	$980.4	(6)
Third-party mortgage loans serviced (period-end)	723.4	723.5	751.5	766.3	786.2	—	(8)	$723.4	786.2	(8)
Third-party mortgage loans serviced (average)	723.5	737.5	758.9	776.3	794.7	(2)	(9)	730.5	802.0	(9)
MSR carrying value (period-end)	7.6	6.6	7.4	8.2	8.3	15	(8)	7.6	8.3	(8)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.05%	0.91%	0.98%	1.07%	1.06%	1.05%	1.06%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.35	0.36	0.35	0.35	0.36	0.35	0.37
MSR revenue multiple (g)	3.00	x	2.53	x	2.80	x	3.06	x	2.94	x	3.00	x	2.86	x

(a)
Net charge-offs and the net charge-off rates for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, excluded $55 million, $55 million, $337 million, $87 million and $48 million, respectively, and for the six months ended June 30, 2015, and 2014 excluded $110 million and $109 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see summary of changes in the allowances on page 31.

(b)
At June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, excluded mortgage loans insured by U.S. government agencies of $8.8 billion, $9.2 billion, $9.7 billion, $9.6 billion, and $9.6 billion respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(c)	The 30+ day delinquency rate for PCI loans was 11.65%, 12.25%, 13.33%, 13.69%, and 14.08%, at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(d)
At June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.0 billion, $7.5 billion, $7.8 billion, $7.8 billion, and $8.1 billion, respectively, that are 90 or more days past due and (2) real estate owned (“REO”) insured by U.S. government agencies of $384 million, $469 million, $462 million, $464 million and $528 million, respectively. These amounts have been excluded based upon the government guarantee.

(e)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(f)
Firmwide mortgage origination volume was $31.7 billion, $26.6 billion, $24.4 billion, $22.7 billion, and $18.0 billion for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $58.3 billion and $36.2 billion for the six months ended June 30, 2015, and 2014, respectively.

(g)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
CARD, COMMERCE SOLUTIONS & AUTO

INCOME STATEMENT
REVENUE
Card income	$1,070	$920	$1,053	$1,068	$1,080	16%	(1)%	$1,990	$2,052	(3)%
All other income	378	374	97	324	293	1	29	752	572	31
Noninterest revenue	1,448	1,294	1,150	1,392	1,373	12	5	2,742	2,624	4
Net interest income	3,251	3,303	3,365	3,287	3,211	(2)	1	6,554	6,498	1
Total net revenue	4,699	4,597	4,515	4,679	4,584	2	3	9,296	9,122	2
Provision for credit losses	853	866	849	846	974	(2)	(12)	1,719	1,737	(1)
Noninterest expense (a)	2,044	2,013	2,089	1,994	2,124	2	(4)	4,057	4,093	(1)
Income before income tax expense	1,802	1,718	1,577	1,839	1,486	5	21	3,520	3,292	7
Net income	$1,118	$1,065	$980	$1,137	$859	5	30	$2,183	$1,957	12

ROE	23%	22%	20%	23%	18%			23%	20%
Overhead ratio	43	44	46	43	46			44	45
Equity (period-end and average)	$18,500	$18,500	$19,000	$19,000	$19,000	—	(3)	$18,500	$19,000	(3)

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$126,025	$123,257	$131,048	$126,959	$126,129	2	—	$126,025	$126,129	—
Auto	56,330	55,455	54,536	52,778	53,042	2	6	56,330	53,042	6
Student	8,763	9,053	9,351	9,661	9,992	(3)	(12)	8,763	9,992	(12)
Total loans	$191,118	$187,765	$194,935	$189,398	$189,163	2	1	$191,118	$189,163	1
Auto operating lease assets	7,742	7,123	6,690	6,431	6,098	9	27	7,742	6,098	27

SELECTED BALANCE SHEET DATA (average)
Total assets	$204,596	$203,925	$205,081	$202,833	$200,710	—	2	$204,262	$201,238	2
Loans:
Credit Card	124,539	125,025	127,351	126,107	123,679	—	1	124,780	123,471	1
Auto	55,800	55,005	53,612	52,666	52,818	1	6	55,405	52,780	5
Student	8,907	9,209	9,519	9,837	10,155	(3)	(12)	9,057	10,301	(12)
Total loans	$189,246	$189,239	$190,482	$188,610	$186,652	—	1	$189,242	$186,552	1
Auto operating lease assets	7,437	6,899	6,553	6,269	5,939	8	25	7,170	5,796	24

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$125.7	$112.8	$123.6	$119.5	$118.0	11	7	$238.5	$222.5	7
New accounts opened	2.1	2.1	2.4	2.2	2.1	—	—	4.2	4.2	—
Open accounts	62.8	64.9	64.6	65.5	65.8	(3)	(5)	62.8	65.8	(5)
Accounts with sales activity	32.6	32.5	34.0	32.1	31.8	—	3	32.6	31.8	3
% of accounts acquired online	62%	62%	62%	56%	54%			62%	53%

Commerce Solutions (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$234.1	$221.2	$230.2	$213.3	$209.0	6	12	$455.3	$404.4	13
Total transactions (in billions)	10.1	9.8	10.3	9.4	9.3	3	9	19.9	18.4	8

Auto
Loan and lease origination volume (in billions)	$7.8	$7.3	$6.9	$6.8	$7.1	7	10	$15.1	$13.8	9

Note: Chase Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses.

(a)
Included operating lease depreciation expense of $348 million, $326 million,,$303 million, $293 million, and $284 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $674 million and $558 million for the six months ended June 30, 2015, and 2014, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
CARD, COMMERCE SOLUTIONS & AUTO (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$800	$789	$858	$798	$885	1%	(10)%	$1,589	$1,773	(10)%
Auto	32	51	61	50	29	(37)	10	83	70	19
Student	46	51	80	98	113	(10)	(59)	97	197	(51)
Total net charge-offs	878	891	999	946	1,027	(1)	(15)	1,769	2,040	(13)
Net charge-off rate:
Credit Card (a)	2.61%	2.62%	2.69%	2.52%	2.88%			2.61%	2.90%
Auto	0.23	0.38	0.45	0.38	0.22			0.30	0.27
Student	2.07	2.25	3.33	3.95	4.46			2.16	3.86
Total net charge-off rate	1.88	1.94	2.09	1.99	2.21			1.91	2.21

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.29	1.41	1.44	1.43	1.41			1.29	1.41
Auto	0.95	0.90	1.23	0.97	0.93			0.95	0.93
Student (c)	2.00	1.77	2.35	2.43	2.67			2.00	2.67
Total 30+ day delinquency rate	1.22	1.27	1.42	1.35	1.34			1.22	1.34
90+ day delinquency rate - Credit Card (b)	0.63	0.73	0.70	0.67	0.69			0.63	0.69

Nonperforming assets (d)	$374	$385	$411	$379	$301	(3)	24	$374	$301	24
Allowance for loan losses:
Credit Card	3,434	3,434	3,439	3,590	3,594	—	(4)	3,434	3,594	(4)
Auto & Student	698	724	749	750	850	(4)	(18)	698	850	(18)
Total allowance for loan losses	4,132	4,158	4,188	4,340	4,444	(1)	(7)	4,132	4,444	(7)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.75%	2.84%	2.69%	2.84%	2.86%			2.75%	2.86%
Auto & Student	1.07	1.12	1.17	1.20	1.35			1.07	1.35
Total allowance for loan losses to period-end loans	2.18	2.24	2.18	2.30	2.36			2.18	2.36

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$980	$858	$736	$991	$982	14	—	$1,838	$1,866	(2)
Net interest income	2,855	2,901	2,947	2,876	2,789	(2)	2	5,756	5,639	2
Total net revenue	3,835	3,759	3,683	3,867	3,771	2	2	7,594	7,505	1
Provision for credit losses	800	789	708	798	885	1	(10)	1,589	1,573	1
Noninterest expense	1,478	1,462	1,568	1,494	1,625	1	(9)	2,940	3,090	(5)
Income before income tax expense	1,557	1,508	1,407	1,575	1,261	3	23	3,065	2,842	8
Net income	$965	$935	$879	$979	$724	3	33	$1,900	$1,689	12

Percentage of average loans:
Noninterest revenue	3.16%	2.78%	2.29%	3.12%	3.18%			2.97%	3.05%
Net interest income	9.20	9.41	9.18	9.05	9.04			9.30	9.21
Total net revenue	12.35	12.19	11.47	12.17	12.23			12.27	12.26

(a)
Average credit card loans included loans held-for-sale of $1.8 billion, $2.7 billion, $976 million, $335 million, and $405 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $2.2 billion and $360 million for the six months ended June 30, 2015, and 2014, respectively. These amounts are excluded when calculating the net charge-off rate.

(b)
Period-end credit card loans included loans held-for-sale of $1.3 billion, $2.4 billion, $3.0 billion, $395 million, and $508 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $546 million, $596 million, $654 million, $640 million, and $630 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $282 million, $346 million, $367 million, $354 million, and $316 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Investment banking fees	$1,825	$1,761	$1,811	$1,542	$1,773	4%	3%	$3,586	$3,217	11%
Principal transactions	2,657	3,482	712	2,567	2,782	(24)	(4)	6,139	5,668	8
Lending- and deposit-related fees	400	397	425	424	449	1	(11)	797	893	(11)
Asset management, administration and commissions	1,181	1,154	1,181	1,141	1,186	2	—	2,335	2,365	(1)
All other income	170	280	417	455	329	(39)	(48)	450	602	(25)
Noninterest revenue	6,233	7,074	4,546	6,129	6,519	(12)	(4)	13,307	12,745	4
Net interest income	2,490	2,508	2,837	2,976	2,746	(1)	(9)	4,998	5,362	(7)
TOTAL NET REVENUE (a)	8,723	9,582	7,383	9,105	9,265	(9)	(6)	18,305	18,107	1

Provision for credit losses	50	(31)	(59)	(67)	(84)	NM	NM	19	(35)	NM

NONINTEREST EXPENSE
Compensation expense	2,656	3,023	2,017	2,805	2,757	(12)	(4)	5,679	5,627	1
Noncompensation expense	2,481	2,634	3,559	3,230	3,301	(6)	(25)	5,115	6,035	(15)
TOTAL NONINTEREST EXPENSE	5,137	5,657	5,576	6,035	6,058	(9)	(15)	10,794	11,662	(7)

Income before income tax expense	3,536	3,956	1,866	3,137	3,291	(11)	7	7,492	6,480	16
Income tax expense	1,195	1,419	894	1,457	1,160	(16)	3	2,614	2,224	18
NET INCOME	$2,341	$2,537	$972	$1,680	$2,131	(8)	10	$4,878	$4,256	15

FINANCIAL RATIOS
ROE	14%	16%	5%	10%	13%			15%	13%
Overhead ratio	59	59	76	66	65			59	64
Compensation expense as a percent of total net revenue	30	32	27	31	30			31	31

REVENUE BY BUSINESS
Investment banking revenue (b)	$1,746	$1,630	$1,650	$1,451	$1,676	7	4	$3,376	$3,021	12
Treasury Services (c)	901	930	937	940	924	(3)	(2)	1,831	1,851	(1)
Lending (c)	302	435	358	313	446	(31)	(32)	737	876	(16)
Total Banking (b)	2,949	2,995	2,945	2,704	3,046	(2)	(3)	5,944	5,748	3
Fixed Income Markets (b)	2,931	4,154	2,653	3,787	3,704	(29)	(21)	7,085	7,635	(7)
Equity Markets (b)	1,576	1,651	1,143	1,286	1,243	(5)	27	3,227	2,615	23
Securities Services	995	934	1,094	1,088	1,147	7	(13)	1,929	2,169	(11)
Credit Adjustments & Other (d)	272	(152)	(452)	240	125	NM	118	120	(60)	NM
Total Markets & Investor Services (b)	5,774	6,587	4,438	6,401	6,219	(12)	(7)	12,361	12,359	—
TOTAL NET REVENUE	$8,723	$9,582	$7,383	$9,105	$9,265	(9)	(6)	$18,305	$18,107	1

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bond investments of $396 million, $432 million, $453 million, $374 million, and $371 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $828 million and $739 million for the six months ended June 30, 2015, and 2014, respectively.

(b)
Effective in the second quarter of 2015, Investment banking revenue (formerly Investment banking fees) incorporates all revenue associated with investment banking activities, and is reported net of investment banking revenue shared with other lines of business; previously such shared revenue had been reported in Fixed Income Markets and Equity Markets. Prior periods have been revised to conform with the current period presentation.

(c)	Effective in the second quarter of 2015, Trade Finance revenue was transferred from Treasury Services to Lending. Prior periods have been revised to conform with the current period presentation.

(d)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on over-the-counter (“OTC”) derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Assets	$819,745	$854,275	$861,466	$873,971	$872,947	(4)%	(6)%	$819,745	$872,947	(6)%
Loans:
Loans retained (a)	96,579	98,625	96,409	95,608	99,733	(2)	(3)	96,579	99,733	(3)
Loans held-for-sale and loans at fair value	7,211	3,987	5,567	6,724	9,048	81	(20)	7,211	9,048	(20)
Total loans	103,790	102,612	101,976	102,332	108,781	1	(5)	103,790	108,781	(5)
Core loans	103,235	101,537	100,772	99,653	104,520	2	(1)	103,235	104,520	(1)
Equity	62,000	62,000	61,000	61,000	61,000	—	2	62,000	61,000	2

SELECTED BALANCE SHEET DATA (average)
Assets	$845,225	$865,327	$867,618	$853,453	$846,142	(2)	—	$855,220	$848,791	1
Trading assets - debt and equity instruments	317,385	312,260	326,312	320,380	317,054	2	—	314,837	311,627	1
Trading assets - derivative receivables	68,949	77,353	72,543	63,068	59,560	(11)	16	73,128	61,811	18
Loans:
Loans retained (a)	94,711	99,113	95,146	95,373	96,750	(4)	(2)	96,900	96,277	1
Loans held-for-sale and loans at fair value	5,504	4,061	5,428	8,018	8,891	36	(38)	4,786	8,491	(44)
Total loans	100,215	103,174	100,574	103,391	105,641	(3)	(5)	101,686	104,768	(3)

Equity	62,000	62,000	61,000	61,000	61,000	—	2	62,000	61,000	2

Headcount (b)	49,367	50,634	50,965	51,437	51,554	(3)	(4)	49,367	51,554	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(15)	$(11)	$(4)	$(3)	$(4)	(36)	(275)	$(26)	$(5)	(420)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	324	251	110	112	111	29	192	324	111	192
Nonaccrual loans held-for-sale and loans at fair value	12	12	11	119	167	—	(93)	12	167	(93)
Total nonaccrual loans	336	263	121	231	278	28	21	336	278	21

Derivative receivables	256	249	275	312	361	3	(29)	256	361	(29)
Assets acquired in loan satisfactions	60	63	67	67	106	(5)	(43)	60	106	(43)
Total nonperforming assets	652	575	463	610	745	13	(12)	652	745	(12)
Allowance for credit losses:
Allowance for loan losses	1,086	1,047	1,034	1,083	1,112	4	(2)	1,086	1,112	(2)
Allowance for lending-related commitments	437	411	439	445	479	6	(9)	437	479	(9)
Total allowance for credit losses	1,523	1,458	1,473	1,528	1,591	4	(4)	1,523	1,591	(4)

Net charge-off/(recovery) rate (a)	(0.06)%	(0.05)%	(0.02)%	(0.01)%	(0.02)%			(0.05)%	(0.01)%
Allowance for loan losses to period-end loans retained (a)	1.12	1.06	1.07	1.13	1.11			1.12	1.11
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.73	1.64	1.82	1.88	1.80			1.73	1.80
Allowance for loan losses to nonaccrual loans retained (a)(c)	335	417	940	967	1,002			335	1,002
Nonaccrual loans to total period-end loans	0.32	0.26	0.12	0.23	0.26			0.32	0.26

Note: As discussed on page 2, effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation.

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Effective in the second quarter of 2015, certain technology staff were transferred from CIB to CB; previously reported headcount has been revised to conform with the current presentation. As the related expense for these staff is not material, prior period expenses have not been revised. Prior to the second quarter of 2015 compensation expense related to this headcount was recorded in the CIB, with an allocation to CB (reported in noncompensation expense); commencing with the second quarter, such expense will be recorded as compensation expense in CB and accordingly total noninterest expense related to this headcount in both CB and CIB will remain unchanged.

(c)
Allowance for loan losses of $64 million, $51 million, $18 million, $19 million, and $22 million were held against these nonaccrual loans at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
BUSINESS METRICS
Advisory	$466	$542	$434	$413	$397	(14)%	17%	$1,008	$780	29%
Equity underwriting	452	399	327	414	477	13	(5)	851	830	3
Debt underwriting	907	820	1,050	715	899	11	1	1,727	1,607	7
Total investment banking fees	$1,825	$1,761	$1,811	$1,542	$1,773	4	3	$3,586	$3,217	11

Assets under custody (“AUC”) (period-end) (in billions)	$20,497	$20,561	$20,549	$21,245	$21,659	—	(5)	$20,497	$21,659	(5)

Client deposits and other third-party liabilities (average)	401,280	444,171	433,822	419,576	403,268	(10)	—	422,607	407,884	4

Trade finance loans (period-end)	21,195	22,853	25,713	27,510	28,291	(7)	(25)	21,195	28,291	(25)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income (b)	$41	$35	$33	$28	$38	17	8	$38	$37	3
Foreign exchange	9	9	8	8	8	—	13	9	7	29
Equities	16	18	16	14	14	(11)	14	17	14	21
Commodities and other	9	8	6	7	9	13	—	9	10	(10)
Diversification benefit to CIB trading VaR (c)	(37)	(36)	(30)	(26)	(30)	(3)	(23)	(37)	(30)	(23)
CIB trading VaR (a)	38	34	33	31	39	12	(3)	36	38	(5)
Credit portfolio VaR (d)	15	18	17	10	10	(17)	50	16	12	33
Diversification benefit to CIB VaR (c)	(10)	(9)	(10)	(6)	(6)	(11)	(67)	(9)	(7)	(29)
CIB VaR (a)(b)	$43	$43	$40	$35	$43	—	—	$43	$43	—

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 133–135 of the 2014 Annual Report.

(b)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015, the Firm refined the historical proxy time series inputs to the VaR models to more appropriately reflect the risk exposure from certain asset backed products. The new proxy time series most significantly affected the VaR models related to CIB, and, in particular, Fixed Income VaR. The Firm preliminarily estimates that, based on its initial analysis using a very limited sampling of days, had these new time series been used as inputs into the VaR models in the first quarter of 2015, the reduction to average Fixed Income VaR would have resulted in average CIB VaR to be reduced by approximately 10%;  periods prior to the 2015 first quarter were not affected by this refinement. The Firm continues to conduct its analysis of the impact on 2015 first quarter VaR of the new proxy time series.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$242	$237	$239	$241	$252	2%	(4)%	$479	$498	(4)%
Asset management, administration and commissions	22	24	22	21	26	(8)	(15)	46	49	(6)
All other income (a)	345	375	382	309	299	(8)	15	720	588	22
Noninterest revenue	609	636	643	571	577	(4)	6	1,245	1,135	10
Net interest income	1,130	1,106	1,127	1,132	1,154	2	(2)	2,236	2,274	(2)
TOTAL NET REVENUE (b)	1,739	1,742	1,770	1,703	1,731	—	—	3,481	3,409	2

Provision for credit losses	182	61	(48)	(79)	(67)	198	NM	243	(62)	NM

NONINTEREST EXPENSE
Compensation expense	308	309	303	301	292	—	5	617	599	3
Noncompensation expense	395	400	363	367	383	(1)	3	795	762	4
TOTAL NONINTEREST EXPENSE	703	709	666	668	675	(1)	4	1,412	1,361	4

Income before income tax expense	854	972	1,152	1,114	1,123	(12)	(24)	1,826	2,110	(13)
Income tax expense	329	374	459	443	446	(12)	(26)	703	839	(16)
NET INCOME	$525	$598	$693	$671	$677	(12)	(22)	$1,123	$1,271	(12)

Revenue by product:
Lending (c)	$867	$825	$843	$828	$850	5	2	$1,692	$1,687	—
Treasury services (c)	646	647	657	670	687	—	(6)	1,293	1,354	(5)
Investment banking	196	248	206	166	166	(21)	18	444	312	42
Other (c)	30	22	64	39	28	36	7	52	56	(7)
Total Commercial Banking net revenue	$1,739	$1,742	$1,770	$1,703	$1,731	—	—	$3,481	$3,409	2

Investment banking revenue, gross (d)	$589	$753	$557	$501	$481	(22)	22	$1,342	$928	45

Revenue by client segment:
Middle Market Banking (e)	$688	$677	$692	$686	$713	2	(4)	$1,365	$1,413	(3)
Corporate Client Banking (e)	532	564	524	502	494	(6)	8	1,096	956	15
Commercial Term Lending	318	308	313	312	313	3	2	626	627	—
Real Estate Banking	117	116	120	124	132	1	(11)	233	251	(7)
Other	84	77	121	79	79	9	6	161	162	(1)
Total Commercial Banking net revenue	$1,739	$1,742	$1,770	$1,703	$1,731	—	—	$3,481	$3,409	2

FINANCIAL RATIOS
ROE	14%	17%	19%	18%	19%			15%	18%
Overhead ratio	40	41	38	39	39			41	40

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $115 million, $113 million, $145 million, $108 million, and $105 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $228 million and $209 million for six months ended June 30, 2015, and 2014, respectively.

(c)
Effective in the second quarter of 2015, Commercial Card and Chase Commerce Solutions/Paymentech product revenue was transferred from Lending and Other, respectively, to Treasury Services. Prior periods were revised to conform with the current presentation.

(d)	Represents the total revenue from investment banking products sold to CB clients.

(e)
Effective in the first quarter of 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$201,377	$197,931	$195,267	$191,563	$192,523	2%	5%	$201,377	$192,523	5%
Loans:
Loans retained	157,947	153,173	147,661	143,490	141,181	3	12	157,947	141,181	12
Loans held-for-sale and loans at fair value	1,506	507	845	353	1,094	197	38	1,506	1,094	38
Total loans	$159,453	$153,680	$148,506	$143,843	$142,275	4	12	$159,453	$142,275	12
Core loans	158,568	152,659	147,392	142,548	140,887	4	13	158,568	140,887	13
Equity	14,000	14,000	14,000	14,000	14,000	—	—	14,000	14,000	—

Period-end loans by client segment:
Middle Market Banking (a)	$51,713	$51,071	$51,009	$50,909	$51,435	1	1	$51,713	$51,435	1
Corporate Client Banking (a)	30,171	28,379	25,321	23,244	23,397	6	29	30,171	23,397	29
Commercial Term Lending	58,314	55,824	54,038	52,235	50,986	4	14	58,314	50,986	14
Real Estate Banking	14,231	13,537	13,298	12,818	11,903	5	20	14,231	11,903	20
Other	5,024	4,869	4,840	4,637	4,554	3	10	5,024	4,554	10
Total Commercial Banking loans	$159,453	$153,680	$148,506	$143,843	$142,275	4	12	$159,453	$142,275	12

SELECTED BALANCE SHEET DATA (average)
Total assets	$198,740	$195,927	$191,664	$190,678	$192,363	1	3	$197,341	$192,554	2
Loans:
Loans retained	155,110	149,731	145,184	142,139	139,848	4	11	152,435	138,259	10
Loans held-for-sale and loans at fair value	870	557	467	649	982	56	(11)	715	1,010	(29)
Total loans	$155,980	$150,288	$145,651	$142,788	$140,830	4	11	$153,150	$139,269	10
Client deposits and other third-party liabilities	197,004	210,046	208,424	204,654	199,979	(6)	(1)	203,489	201,453	1
Equity	14,000	14,000	14,000	14,000	14,000	—	—	14,000	14,000	—

Average loans by client segment:
Middle Market Banking (a)	$51,440	$50,538	$50,778	$50,955	$51,352	2	—	$50,991	$51,014	—
Corporate Client Banking (a)	28,986	26,653	24,169	23,501	22,846	9	27	27,826	22,379	24
Commercial Term Lending	56,814	54,754	53,024	51,567	50,451	4	13	55,790	49,926	12
Real Estate Banking	13,732	13,472	12,901	12,268	11,724	2	17	13,603	11,567	18
Other	5,008	4,871	4,779	4,497	4,457	3	12	4,940	4,383	13
Total Commercial Banking loans	$155,980	$150,288	$145,651	$142,788	$140,830	4	11	$153,150	$139,269	10

Headcount (b)	7,568	7,489	7,426	7,413	7,330	1	3	7,568	7,330	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(4)	$11	$28	$5	$(26)	NM	85	$7	$(40)	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	384	304	317	361	429	26	(10)	384	429	(10)
Nonaccrual loans held-for-sale and loans
at fair value	14	12	14	14	17	17	(18)	14	17	(18)
Total nonaccrual loans	398	316	331	375	446	26	(11)	398	446	(11)

Assets acquired in loan satisfactions	5	5	10	11	12	—	(58)	5	12	(58)
Total nonperforming assets	403	321	341	386	458	26	(12)	403	458	(12)
Allowance for credit losses:
Allowance for loan losses	2,705	2,519	2,466	2,529	2,637	7	3	2,705	2,637	3
Allowance for lending-related commitments	163	162	165	178	155	1	5	163	155	5
Total allowance for credit losses	2,868	2,681	2,631	2,707	2,792	7	3	2,868	2,792	3

Net charge-off/(recovery) rate (d)	(0.01)%	0.03%	0.08%	0.01%	(0.07)%			0.01%	(0.06)%
Allowance for loan losses to period-end loans retained	1.71	1.64	1.67	1.76	1.87			1.71	1.87
Allowance for loan losses to nonaccrual loans retained (c)	704	829	778	701	615			704	615
Nonaccrual loans to period-end total loans	0.25	0.21	0.22	0.26	0.31			0.25	0.31

(a)
Effective in the first quarter of 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with the current period presentation.

(b)
Effective in the second quarter of 2015, certain technology staff were transferred from CIB to CB; previously reported headcount has been revised to conform with the current presentation. As the related expense for these staff is not material, prior period expenses have not been revised. Prior to the second quarter of 2015 compensation expense related to this headcount was recorded in the CIB, with an allocation to CB (reported in noncompensation expense); commencing with the second quarter, such expense will be recorded as compensation expense in CB and accordingly total noninterest expense related to this headcount in both CB and CIB will remain unchanged.

(c)
Allowance for loan losses of $42 million, $29 million, $45 million, $71 million, and $75 million was held against nonaccrual loans retained at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,381	$2,229	$2,419	$2,263	$2,242	7%	6%	$4,610	$4,342	6%
All other income	163	155	149	159	138	5	18	318	256	24
Noninterest revenue	2,544	2,384	2,568	2,422	2,380	7	7	4,928	4,598	7
Net interest income	631	621	632	624	602	2	5	1,252	1,184	6
TOTAL NET REVENUE	3,175	3,005	3,200	3,046	2,982	6	6	6,180	5,782	7

Provision for credit losses	—	4	3	9	1	(100)	(100)	4	(8)	NM

NONINTEREST EXPENSE
Compensation expense	1,299	1,289	1,317	1,278	1,231	1	6	2,588	2,487	4
Noncompensation expense	1,107	886	1,003	803	831	25	33	1,993	1,650	21
TOTAL NONINTEREST EXPENSE	2,406	2,175	2,320	2,081	2,062	11	17	4,581	4,137	11

Income before income tax expense	769	826	877	956	919	(7)	(16)	1,595	1,653	(4)
Income tax expense	318	324	337	366	350	(2)	(9)	642	630	2
NET INCOME	$451	$502	$540	$590	$569	(10)	(21)	$953	$1,023	(7)

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,670	$1,533	$1,740	$1,609	$1,560	9	7	$3,203	$2,978	8
Global Wealth Management	1,505	1,472	1,460	1,437	1,422	2	6	2,977	2,804	6
TOTAL NET REVENUE	$3,175	$3,005	$3,200	$3,046	$2,982	6	6	$6,180	$5,782	7

FINANCIAL RATIOS
ROE	19%	22%	23%	25%	25%			21%	22%
Overhead ratio	76	72	73	68	69			74	72
Pretax margin ratio:
Global Investment Management	26	30	31	35	32			28	29
Global Wealth Management	22	25	24	27	29			24	28
Asset Management	24	27	27	31	31			26	29

Headcount	20,237	20,095	19,735	19,653	20,322	1	—	20,237	20,322	—

Number of client advisors	2,746	2,803	2,836	2,873	2,828	(2)	(3)	2,746	2,828	(3)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$134,059	$126,233	$128,701	$130,296	$128,362	6%	4%	$134,059	$128,362	4%
Loans (a)	109,336	104,165	104,279	102,411	100,907	5	8	109,336	100,907	8
Core loans	109,336	104,165	104,279	102,411	100,907	5	8	109,336	100,907	8
Deposits	141,179	155,347	155,247	150,268	145,655	(9)	(3)	141,179	145,655	(3)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$130,548	$126,276	$129,029	$128,477	$125,492	3	4	$128,424	$124,088	3
Loans	107,250	103,286	103,336	101,427	98,695	4	9	105,279	97,186	8
Deposits	152,563	158,240	152,022	151,240	147,747	(4)	3	155,386	148,585	5
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$(1)	$3	$3	$11	$(13)	NM	92	$2	$(8)	NM
Nonaccrual loans	209	175	218	184	182	19	15	209	182	15
Allowance for credit losses:
Allowance for loan losses	273	271	271	273	276	1	(1)	273	276	(1)
Allowance for lending-related commitments	5	5	5	4	5	—	—	5	5	—
Total allowance for credit losses	278	276	276	277	281	1	(1)	278	281	(1)
Net charge-off/(recovery) rate	—%	0.01%	0.01%	0.04%	(0.05)%			—%	(0.02)%
Allowance for loan losses to period-end loans	0.25	0.26	0.26	0.27	0.27			0.25	0.27
Allowance for loan losses to nonaccrual loans	131	155	124	148	152			131	152
Nonaccrual loans to period-end loans	0.19	0.17	0.21	0.18	0.18			0.19	0.18

(a)
Included $24.0 billion, $23.0 billion, $22.1 billion, $21.3 billion, and $20.4 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively. For the same periods, excluded $2.4 billion, $2.6 billion, $2.7 billion, $3.0 billion, and $3.2 billion of prime mortgage loans reported in the CIO portfolio within Corporate, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2015
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2015 Change
CLIENT ASSETS	2015	2015	2014	2014	2014	2015	2014	2015	2014	2014
Assets by asset class
Liquidity	$466	$454	$461	$440	$435	3%	7%	$466	$435	7%
Fixed income	357	359	359	359	367	(1)	(3)	357	367	(3)
Equity	380	380	375	372	390	—	(3)	380	390	(3)
Multi-asset and alternatives	578	566	549	540	515	2	12	578	515	12
TOTAL ASSETS UNDER MANAGEMENT	1,781	1,759	1,744	1,711	1,707	1	4	1,781	1,707	4
Custody/brokerage/administration/deposits	642	646	643	633	766	(1)	(16)	642	766	(16)
TOTAL CLIENT ASSETS	$2,423	$2,405	$2,387	$2,344	$2,473	1	(2)	$2,423	$2,473	(2)

MEMO:
Alternatives client assets (a)	$173	$168	$166	$166	$163	3	6	$173	$163	6

Assets by client segment
Private Banking	$452	$440	$428	$429	$383	3	18	$452	$383	18
Institutional	830	825	827	799	798	1	4	830	798	4
Retail	499	494	489	483	526	1	(5)	499	526	(5)
TOTAL ASSETS UNDER MANAGEMENT	$1,781	$1,759	$1,744	$1,711	$1,707	1	4	$1,781	$1,707	4

Private Banking	$1,080	$1,073	$1,057	$1,052	$1,012	1	7	$1,080	$1,012	7
Institutional	838	833	835	803	798	1	5	838	798	5
Retail	505	499	495	489	663	1	(24)	505	663	(24)
TOTAL CLIENT ASSETS	$2,423	$2,405	$2,387	$2,344	$2,473	1	(2)	$2,423	$2,473	(2)

Assets under management rollforward
Beginning balance	$1,759	$1,744	$1,711	$1,707	$1,648			$1,744	$1,598
Net asset flows:
Liquidity	6	(1)	27	8	(11)			5	(17)
Fixed income	3	2	4	4	20			5	25
Equity	(1)	4	2	—	—			3	3
Multi-asset and alternatives	11	10	4	12	14			21	26
Market/performance/other impacts	3	—	(4)	(20)	36			3	72
Ending balance	$1,781	$1,759	$1,744	$1,711	$1,707			$1,781	$1,707

Client assets rollforward
Beginning balance	$2,405	$2,387	$2,344	$2,473	$2,394			$2,387	$2,343
Net asset flows	16	17	47	35	21			33	36
Market/performance/other impacts	2	1	(4)	(164)	58			3	94
Ending balance	$2,423	$2,405	$2,387	$2,344	$2,473			$2,423	$2,473

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
INCOME STATEMENT
REVENUE
Principal transactions	$67	$100	$509	$310	$28	(33)%	139%	$167	$378	(56)%
Securities gains	40	53	28	6	11	(25)	264	93	37	151
All other income	(7)	(113)	110	134	312	94	NM	(120)	460	NM
Noninterest revenue	100	40	647	450	351	150	(72)	140	875	(84)
Net interest income	(221)	(253)	(400)	(525)	(510)	13	57	(474)	(1,035)	54
TOTAL NET REVENUE (a)	(121)	(213)	247	(75)	(159)	43	24	(334)	(160)	(109)

Provision for credit losses	1	(5)	(6)	(8)	(10)	NM	NM	(4)	(21)	81

NONINTEREST EXPENSE
Compensation expense	953	892	688	820	693	7	38	1,845	1,380	34
Noncompensation expense (b)	791	946	1,347	1,468	1,091	(16)	(27)	1,737	1,774	(2)
Subtotal	1,744	1,838	2,035	2,288	1,784	(5)	(2)	3,582	3,154	14
Net expense allocated to other businesses	(1,700)	(1,686)	(1,599)	(1,579)	(1,604)	(1)	(6)	(3,386)	(3,140)	(8)
TOTAL NONINTEREST EXPENSE	44	152	436	709	180	(71)	(76)	196	14	NM

Income/(loss) before income tax expense/(benefit)	(166)	(360)	(183)	(776)	(329)	54	50	(526)	(153)	(244)
Income tax expense/(benefit)	(606)	(418)	(730)	(871)	(436)	(45)	(39)	(1,024)	(375)	(173)
NET INCOME/(LOSS)	$440	$58	$547	$95	$107	NM	311	$498	$222	124

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(163)	(378)	(243)	(365)	(342)	57	52	(541)	(709)	24
Other Corporate (c)	42	165	490	290	183	(75)	(77)	207	549	(62)
TOTAL NET REVENUE	$(121)	$(213)	$247	$(75)	$(159)	43	24	$(334)	$(160)	(109)

NET INCOME/(LOSS)
Treasury and CIO	(112)	(221)	(205)	(333)	(308)	49	64	(333)	(627)	47
Other Corporate (c)	552	279	752	428	415	98	33	831	849	(2)
TOTAL NET INCOME/(LOSS)	$440	$58	$547	$95	$107	NM	311	$498	$222	124

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$822,237	$943,085	$931,705	$882,792	$878,886	(13)	(6)	$822,237	$878,886	(6)
Loans	2,480	2,694	2,871	3,086	3,337	(8)	(26)	2,480	3,337	(26)
Core loans	2,474	2,672	2,848	3,062	3,309	(7)	(25)	2,474	3,309	(25)

Headcount	27,985	27,019	26,047	25,199	24,298	4	15	27,985	24,298	15

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $202 million, $203 million, $196 million, $190 million, and $180 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $405 million and $344 million for the six months ended June 30, 2015, and 2014, respectively.

(b)
Included legal expense of $18 million, $305 million, $84 million, $512 million, and $227 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively. Included legal expense of $323 million and $225 million for the six months ended June 30, 2015, and 2014, respectively.

(c)
Effective with the first quarter of 2015, the Firm began including the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment’s balance sheets and results of operations were not impacted by this reporting change.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$40	$53	$28	$6	$11	(25)%	264%	$93	$37	151%
Investment securities portfolio (average) (a)	322,954	333,692	347,480	355,577	348,841	(3)	(7)	328,293	347,004	(5)
Investment securities portfolio (period-end) (b)	314,048	327,859	343,146	358,516	353,989	(4)	(11)	314,048	353,989	(11)
Mortgage loans (average)	2,602	2,790	2,962	3,183	3,425	(7)	(24)	2,695	3,547	(24)
Mortgage loans (period-end)	2,462	2,664	2,834	3,048	3,295	(8)	(25)	2,462	3,295	(25)

Private equity portfolio
Carrying value	$2,718	$3,064	$5,866	$5,388	$5,768	(11)	(53)	$2,718	$5,768	(53)
Cost	4,280	4,485	6,281	6,012	6,734	(5)	(36)	4,280	6,734	(36)

(a)
Average investment securities included held-to-maturity balances of $50.7 billion, $49.3 billion, $49.0 billion, $48.3 billion, and $47.5 billion for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively, and $50.0 billion and $45.7 billion for the six months ended June 30, 2015, and 2014, respectively.

(b)
Period-end investment securities included held-to-maturity balances of $51.6 billion, $49.3 billion, $49.3 billion, $48.8 billion, and $47.8 billion at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Jun 30, 2015
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2015	2015	2014	2014	2014	2015	2014
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$272,975	$259,561	$248,283	$239,892	$238,096	5%	15%
Loans - PCI	43,806	45,356	46,696	48,487	50,118	(3)	(13)
Total loans retained	316,781	304,917	294,979	288,379	288,214	4	10
Loans held-for-sale	1,505	298	395	481	964	405	56
Total consumer, excluding credit card loans	318,286	305,215	295,374	288,860	289,178	4	10

Credit card loans
Loans retained (b)	124,705	120,835	128,027	126,564	125,621	3	(1)
Loans held-for-sale	1,320	2,422	3,021	395	508	(45)	160
Total credit card loans	126,025	123,257	131,048	126,959	126,129	2	—
Total consumer loans	444,311	428,472	426,422	415,819	415,307	4	7

Wholesale loans (c)
Loans retained	338,219	331,219	324,502	320,361	321,534	2	5
Loans held-for-sale and loans at fair value	8,717	4,494	6,412	7,077	10,142	94	(14)
Total wholesale loans	346,936	335,713	330,914	327,438	331,676	3	5

Total loans	791,247	764,185	757,336	743,257	746,983	4	6

Derivative receivables	67,451	81,574	78,975	72,453	62,378	(17)	8
Receivables from customers and other (d)	22,591	22,777	29,080	29,466	31,732	(1)	(29)
Total credit-related assets	90,042	104,351	108,055	101,919	94,110	(14)	(4)

Lending-related commitments
Consumer, excluding credit card	59,817	60,151	58,153	54,912	56,410	(1)	6
Credit card	523,717	533,511	525,963	531,301	533,688	(2)	(2)
Wholesale (e)	352,048	355,504	366,881	367,445	349,594	(1)	1
Total lending-related commitments	935,582	949,166	950,997	953,658	939,692	(1)	—

Total credit exposure	$1,816,871	$1,817,702	$1,816,388	$1,798,834	$1,780,785	—	2

Memo: Total by category
Consumer exposure (f)	$1,027,958	$1,022,239	$1,010,646	$1,002,136	$1,005,509	1	2
Wholesale exposures (g)	788,913	795,463	805,742	796,698	775,276	(1)	2
Total credit exposure	$1,816,871	$1,817,702	$1,816,388	$1,798,834	$1,780,785	—	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 33.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(e)
Effective January 1, 2015, the Firm no longer includes unused advised lines of credit in wholesale lending-related commitments as the Firm may cancel these facilities at any time by providing the borrower notice or, in some cases without notice, as permitted by law. This presentation is consistent with U.S. bank regulatory filings. Prior period amounts have been revised to conform with the current period presentation.

(f)	Represents total consumer loans and lending-related commitments.

(g)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2015
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2015	2015	2014	2014	2014	2015	2014
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$5,984	$6,241	$6,509	$6,702	$7,070	(4)	(15)

Wholesale nonaccrual loans
Loans retained	873	696	599	659	727	25	20
Loans held-for-sale and loans at fair value	26	24	25	133	184	8	(86)
Total wholesale nonaccrual loans	899	720	624	792	911	25	(1)

Total nonaccrual loans	6,883	6,961	7,133	7,494	7,981	(1)	(14)

Derivative receivables	256	249	275	312	361	3	(29)
Assets acquired in loan satisfactions	449	504	559	584	675	(11)	(33)
Total nonperforming assets	7,588	7,714	7,967	8,390	9,017	(2)	(16)
Wholesale lending-related commitments (d)	133	131	103	134	122	2	9
Total nonperforming exposure	$7,721	$7,845	$8,070	$8,524	$9,139	(2)	(16)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.87%	0.91%	0.94%	1.01%	1.07%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.88	2.04	2.20	2.32	2.44
Total wholesale nonaccrual loans to total
wholesale loans	0.26	0.21	0.19	0.24	0.27

(a)
At June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.0 billion, $7.5 billion, $7.8 billion, $7.8 billion, and $8.1 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $282 million, $346 million, $367 million, $354 million and $316 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $384 million, $469 million, $462 million, $464 million, and $528 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Includes loans held-for-sale of $212 million, $16 million, $91 million, $120 million, and $163 million at June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q15 Change				2015 Change
	2Q15	1Q15	4Q14	3Q14	2Q14	1Q15	2Q14	2015	2014	2014
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,065	$14,185	$14,889	$15,326	$15,847	(1)%	(11)%	$14,185	$16,264	(13)%
Net charge-offs:
Gross charge-offs	1,284	1,352	1,513	1,458	1,511	(5)	(15)	2,636	3,143	(16)
Gross recoveries	(277)	(300)	(295)	(344)	(353)	8	22	(577)	(716)	19
Net charge-offs	1,007	1,052	1,218	1,114	1,158	(4)	(13)	2,059	2,427	(15)
Write-offs of PCI loans and other (a)	55	55	337	87	48	—	15	110	109	1
Provision for loan losses	908	988	856	769	682	(8)	33	1,896	1,599	19
Other	4	(1)	(5)	(5)	3	NM	33	3	(1)	NM
Ending balance	$13,915	$14,065	$14,185	$14,889	$15,326	(1)	(9)	$13,915	$15,326	(9)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$593	$622	$637	$648	$638	(5)	(7)	$622	$705	(12)
Provision for lending-related commitments	27	(29)	(16)	(12)	10	NM	170	(2)	(57)	96
Other	—	—	1	1	—	—	—	—	—	—
Ending balance	$620	$593	$622	$637	$648	5	(4)	$620	$648	(4)

Total allowance for credit losses	$14,535	$14,658	$14,807	$15,526	$15,974	(1)	(9)	$14,535	$15,974	(9)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.29%	0.36%	0.45%	0.41%	0.44%			0.32%	0.48%
Credit card retained loans	2.61	2.62	2.69	2.52	2.88			2.61	2.90
Total consumer retained loans	0.95	1.01	1.13	1.05	1.17			0.98	1.20
Wholesale retained loans	(0.02)	—	0.03	0.02	(0.06)			(0.01)	(0.02)
Total retained loans	0.53	0.57	0.65	0.60	0.64			0.55	0.68
Consumer retained loans, excluding credit card and
PCI loans	0.34	0.42	0.54	0.50	0.54			0.38	0.58
Consumer retained loans, excluding PCI loans	1.06	1.14	1.28	1.19	1.34			1.10	1.38
Total retained, excluding PCI loans	0.56	0.61	0.70	0.65	0.69			0.58	0.73

Memo: Average retained loans
Consumer retained, excluding credit card loans	$311,074	$299,789	$291,628	$288,309	$288,341	4	8	$305,463	$288,443	6
Credit card retained loans	122,732	122,352	126,375	125,772	123,274	—	—	122,542	123,111	—
Total average retained consumer loans	433,806	422,141	418,003	414,081	411,615	3	5	428,005	411,554	4
Wholesale retained loans	331,924	327,895	321,421	318,207	315,415	1	5	329,921	312,244	6
Total average retained loans	$765,730	$750,036	$739,424	$732,288	$727,030	2	5	$757,926	$723,798	5

Consumer retained, excluding credit card and
PCI loans	$266,567	$253,829	$244,074	$239,054	$237,484	5	12	$260,233	$236,817	10
Consumer retained, excluding PCI loans	389,299	376,181	370,449	364,826	360,758	3	8	382,776	359,928	6
Total retained, excluding PCI loans	721,219	704,072	691,865	683,028	676,168	2	7	712,693	672,166	6

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation). During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance and the recorded investment in the Firm’s PCI loan portfolio, primarily reflecting the cumulative effect of interest forgiveness modifications. This adjustment had no impact to the Firm’s Consolidated statements of income.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2015
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2015	2015	2014	2014	2014	2015	2014
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$436	$537	$539	$618	$598	(19)%	(27)%
Formula-based	2,841	3,065	3,186	3,178	3,396	(7)	(16)
PCI (b)	3,215	3,270	3,325	3,662	3,749	(2)	(14)
Total consumer, excluding credit card	6,492	6,872	7,050	7,458	7,743	(6)	(16)
Credit card
Asset-specific (a)(c)	518	458	500	500	583	13	(11)
Formula-based	2,916	2,976	2,939	3,090	3,011	(2)	(3)
Total credit card	3,434	3,434	3,439	3,590	3,594	—	(4)
Total consumer	9,926	10,306	10,489	11,048	11,337	(4)	(12)
Wholesale
Asset-specific (a)	147	115	87	124	138	28	7
Formula-based	3,842	3,644	3,609	3,717	3,851	5	—
Total wholesale	3,989	3,759	3,696	3,841	3,989	6	—
Total allowance for loan losses	13,915	14,065	14,185	14,889	15,326	(1)	(9)
Allowance for lending-related commitments	620	593	622	637	648	5	(4)
Total allowance for credit losses	$14,535	$14,658	$14,807	$15,526	$15,974	(1)	(9)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.05%	2.25%	2.39%	2.59%	2.69%
Credit card allowance to total credit card retained loans	2.75	2.84	2.69	2.84	2.86
Wholesale allowance to total wholesale retained loans	1.18	1.13	1.14	1.20	1.24
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.30	1.26	1.29	1.35	1.40
Total allowance to total retained loans	1.78	1.86	1.90	2.02	2.08
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	112	110	110	113	112
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	158	154	153	156	154
Wholesale allowance to wholesale retained nonaccrual loans	457	540	617	583	549
Total allowance to total retained nonaccrual loans	209	203	202	206	201

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.20	1.39	1.50	1.58	1.68
Total allowance to total retained loans	1.45	1.52	1.55	1.63	1.69
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	57	58	58	58	58
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (e)	109	106	106	105	105
Total allowance to total retained nonaccrual loans	161	156	155	155	152

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)	During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see summary of changes in the allowances on page 31.

(c)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(e)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP financial measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, and (ii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), Return on tangible common equity ("ROTCE"), and Tangible book value per share (“TBVPS”). TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
Corporate & Investment Bank calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.